UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): Apirl 27, 2005

GUIDANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

INDIANA

(State or Other Jurisdiction of Incorporation)

001-13388	35-1931722

(Commission File Number)	(IRS Employer Identification No.)

111 Monument Circle, Suite 2900 Indianapolis, Indiana	46204

(Address of principal executive offices)	(Zip Code)

(317) 971-2004

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Guidant Corporation (“Guidant”) announced that at a special meeting of shareholders held on April 27, 2005 in Indianapolis, Indiana, Guidant shareholders approved the agreement whereby Johnson & Johnson will acquire Guidant.

A copy of the press release issued by Guidant on April 27, 2005 making the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Guidant Corporation, dated April 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDANT CORPORATION

Dated:	April 28, 2005	By:	/s/ Keith E. Brauer

Name:	Keith E. Brauer
Title:	Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Guidant Corporation, dated April 27, 2005